Note 11 - Discontinued Operations	6 Months Ended
Jun. 30, 2012
Notes
Note 11 - Discontinued Operations

NOTE 11 – DISCONTINUED OPERATIONS

On May 5, 2011, we entered into a Software Product Line Purchase Agreement to sell our QuickVerse® product line to WORDsearch Corp., L.L.C. In accordance with the Software Product Line Purchase Agreement, WORDsearch agreed to acquire from us all of the assets associated with our QuickVerse® product line for $975,000 in cash at closing and the assumption of up to $140,000 of our then-existing liabilities at closing.

On June 30, 2011, closing of the asset sale transaction governed by the Software Product Line Purchase Agreement, which is transitional in nature and expected to be ongoing through approximately the end of April, 2012, commenced.  As one of the initial parts of the closing, on July 1, 2011 WORDsearch assumed possession of the physical assets conveyed in the transaction as well as control and responsibility of the business operations related to the QuickVerse® product line, including, among many other things, the receipt of revenues for sales in exchange for partial payment of the cash portion of the purchase price being paid to us. On April 13, 2012, we determined that the final closing conditions under the Software Product Line Purchase Agreement had been met, which meant that we were able to deliver to WORDsearch the last in a series of officer’s certificates required thereunder. Having delivered such certificate to WORDsearch on April 13, 2012, the sale of the QuickVerse® product line to WORDsearch was complete. At June 30, 2012, we had Accounts receivables in the amount of $36,957 held in escrow by WORDsearch.  These funds are held in escrow for settlement agreements yet to be reached with certain of our royalty content providers for remaining accrued royalty balances owed by us to them. See Note 3.

As a result of the decision to sell the QuickVerse® product line, we have classified this asset as discontinued operations for the six months ended June 30, 2012 and 2011. We have recorded the remaining class of liabilities for the QuickVerse® product line as presented below:

Other current liabilities from discontinued operations:	June 30, 2012	December 31, 2011
Accrued royalties	$114,368	$153,383
Other current liabilities from discontinued operations	$114,368	$153,383

The following table presents the results of operations of our discontinued operations for the six months ended June 30, 2012 and 2011:

Six Months Ended June 30,	2012	2011
Gross revenues	$---	$655,470
Less estimated sales returns and allowances	---	(39,572)
Net revenues	---	615,898
Cost of sales	---	165,425
Gross profit	---	450,473
Operating expenses:
Advertising and direct marketing	---	54,578
Sales and marketing wages	---	82,038
Total sales and marketing	---	136,616
Research and development	---	103,621
Rent	---	18,391
Other general and administrative costs	---	46,410
Total general and administrative	---	168,422
Income from operations of discontinued component	---	145,435
Impairment expense	---	(288,587)
Gain on debt settlement	26,087	368,051
Income tax (provision)	---	---
Income from discontinued operations, net of taxes	$26,087	$224,899

For the six months ended June 30, 2012, the gain on debt settlement within our discontinued operations results from settlement agreements reached with certain of our royalty content providers pursuant to which reductions in the total accrued royalty balance owed by us to them were finalized, which agreements were part of a broad initiative on our part arising in connection with our sale to WORDsearch of our QuickVerse® product line.